Warrant Derivative - Summary of Assumptions Used in the Black Scholes Option Pricing Model for Warrants (Details) - Warrants	12 Months Ended
	Dec. 31, 2024 year $ / shares	Dec. 31, 2023 year $ / shares
Disclosure of fair value measurement of liabilities [line items]
Underlying share price (usd per share)	$ 0.92	$ 1.35
Risk-free interest rate	0.029	0.032
Expected life | year	3.6	4.6
Expected volatility	0.365	0.365
Expected dividend yield	0	0
Fair value per warrant (usd per share)	$ 0.03	$ 0.18